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PROXY CARD

ALPS/WESTPORT RESOURCES HEDGED HIGH INCOME FUND

a series of Financial Investors Trust

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

Your vote is important no matter how many shares you own. **Please cast your proxy vote today!**

PROXY VOTING OPTIONS

1. **Mail** your signed and voted proxy back in the postage paid envelope provided.

2. **ONLINE** at **proxyonline.com** using your proxy control number found below.

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line.

4. By **PHONE** with a live operator when you call toll-free **1-866-387-0017** Monday through Friday 9 a.m. to 10 p.m. Eastern time.

CONTROL NUMBER **12345678910**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2016

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Edmund J. burke and JoEllen L. Legg, and each of them, as the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the ALPS/Westport Resources Hedged High Income Fund (the "Fund") of Financial Investors Trust (the "Trust") to be held at 1290 Broadway, Suite 1100, Denver, Colorado 80203 on July 8, 2016 at 8:00 a.m., Mountain Time, and at any and all adjournments thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(866) 387-0017.** Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 8, 2016. A copy of the Notice of Shareholder Meeting, the Proxy Statement (including a copy of the proposed plan of reorganization) and Proxy Card are available at: www.proxyonline.com/docs/alps/westport.pdf.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

ALPS/WESTPORT RESOURCES HEDGED HIGH INCOME FUND

a series of Financial Investors Trust

PROXY CARD

Your signature is required for your vote to be counted.

Please sign exactly as name(s) appear(s) on the records of the Fund. One or more joint owners should sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND PROPOSAL 1 BELOW HAS BEEN APPROVED BY THE TRUST'S BOARD OF TRUSTEES.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The Trust's Board of Trustees unanimously recommends that you vote "FOR" proposal 1.

To vote, mark one box in blue or black ink. Example: ●

		FOR	AGAINST	ABSTAIN
	PROPOSALS:			
1.	To approve an Agreement and Plan of Reorganization, providing for (a) the transfer of all of the assets and liabilities of the ALPS/Westport Hedged High Income Fund (the "Target Fund") to the James Alpha Hedged High Income Portfolio (the "Acquiring Fund"), a newly formed portfolio of The Saratoga Advantage Trust, in exchange for Class A, Class C and Class I shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (the "Reorganization").	O	O	O
2.	To approve adjournments of the Shareholder Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Shareholder Meeting to constitute quorum or to approve proposal 1.	O	O	O
3.	To transact such other business as may properly come before the Shareholder Meeting or any adjournments thereof.			

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Thank you for voting

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]